                                                                     Exhibit 24



                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of January, 1994.




                                             WILLIAM A. ANDERS
                                             _________________
                                             William A. Anders

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                             ROBERT A. BELFER
                                             ________________
                                             Robert A. Belfer

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                             NORMAN P. BLAKE, JR.
                                             ____________________
                                             Norman P. Blake, Jr.

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of January, 1994.




                                             JOHN H. DUNCAN
                                             ______________
                                             John H. Duncan

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of January, 1994.




                                             JOE H. FOY
                                             __________
                                             Joe H. Foy

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set her hand this 27th day of January, 1994.




                                             WENDY L. GRAMM
                                             ______________
                                             Wendy L. Gramm

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of January, 1994.




                                             ROBERT K. JAEDICKE
                                             __________________
                                             Robert K. Jaedicke

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                             RICHARD D. KINDER
                                             _________________
                                             Richard D. Kinder

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                             KENNETH L. LAY
                                             ______________
                                             Kenneth L. Lay

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                             CHARLES A. LeMAISTRE
                                             ____________________
                                             Charles A. LeMaistre

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                             JOHN A. URQUHART
                                             ________________
                                             John A. Urquhart

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of January, 1994.




                                             CHARLS E. WALKER
                                             ________________
                                             Charls E. Walker

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of the sale of interests of participants in the Enron Corp. Savings Plan (the "Plan"), and of shares of Enron Corp. Common Stock, par value $.10 per share, shares of Enron Corp. $10.50 Cumulative Second Preferred Convertible Stock, par value $1.00 per share, or units comprised of such securities, to be offered pursuant to the terms of the Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of January, 1994.




                                             HERBERT S. WINOKUR, JR.
                                             _______________________
                                             Herbert S. Winokur, Jr.